Exhibit 99.1

Blackstone Reports Third Quarter 2023 Results

New York, October 19, 2023: Blackstone (NYSE:BX) today reported its third quarter 2023 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone delivered resilient third-quarter results despite challenging markets. Our investors continue to benefit from our strong sector selection — nearly all of our flagship strategies outperformed public benchmarks. Our exceptional long-term track record, unique breadth and the power of our brand allowed us to raise over $25 billion of capital, and we are well positioned with record dry powder of $200 billion to deploy in a dislocated environment.”

Blackstone issued a full detailed presentation of its third quarter 2023 results, which can be viewed at
www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.80 per share to record holders of common stock at the close of business on October 30, 2023. This dividend will be paid on November 6, 2023.

Quarterly Investor Call Details

Blackstone will host its third quarter 2023 investor conference via public webcast on October 19, 2023 at

9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1632088&tp_key=515bc1e2c0sd. For those unable to listen to the live

Blackstone 345 Park Avenue, New York, NY 10154 T 212 583 5000 www.blackstone.com broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to create positive economic impact and long-

term value for our investors. We do this by relying on extraordinary people and flexible capital to help strengthen the companies we invest in. Our over $1 trillion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, infrastructure, life sciences, growth equity, opportunistic,

non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on

Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-

looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Third

Quarter 2023 Earnings

OCTOBER 19, 2023

BLACKSTONE’S THIRD QUARTER 2023 GAAP RESULTS

▪	GAAP Net Income was $921 million for the quarter and $2.3 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $552 million for the quarter and $1.2 billion YTD.

($ in thousands, except per share data) (unaudited)	3Q’22	3Q’23	3Q’22 YTD	3Q’23 YTD	3Q’22 LTM	3Q’23 LTM
Revenues
Management and Advisory Fees, Net	$1,617,754	$1,655,443	$4,654,877	$5,023,128	$6,114,425	$6,671,566
Incentive Fees	110,776	158,801	314,863	454,754	451,317	665,018
Performance Allocations	(45,749)	390,486	1,999,788	894,647	5,576,971	841,443
Principal Investments	(876,469)	163,653	(752,733)	(782)	(277,126)	38,429
Interest and Dividend Revenue	52,420	109,133	168,980	348,123	232,146	450,755
Other	199,382	63,769	427,839	17,951	478,538	(225,331)
Total Revenues	$1,058,114	$2,541,285	$6,813,614	$6,737,821	$12,576,271	$8,441,880
Expenses
Compensation and Benefits	604,968	946,186	2,873,125	2,769,892	5,002,424	3,429,221
General, Administrative and Other	270,369	279,186	800,331	827,614	1,110,004	1,119,954
Interest Expense	80,507	110,599	216,896	323,136	273,446	423,465
Fund Expenses	5,517	38,934	12,144	118,918	15,103	137,449
Total Expenses	$961,361	$1,374,905	$3,902,496	$4,039,560	$6,400,977	$5,110,089
Other Income (Loss)
Change in Tax Receivable Agreement Liability	-	-	748	1,887	32,792	23,422
Net Gains (Losses) from Fund Investment Activities	1,178	(49,078)	(52,272)	102,486	29,571	49,616
Income Before Provision for Taxes	$97,931	$1,117,302	$2,859,594	$2,802,634	$6,237,657	$3,404,829
Provision for Taxes	94,231	196,560	614,026	467,504	1,051,720	326,358
Net Income	$3,700	$920,742	$2,245,568	$2,335,130	$5,185,937	$3,078,471
Redeemable NCI in Consolidated Entities	25,773	(92,577)	56,700	(81,589)	59,624	(281,179)
Non-Redeemable NCI in Consolidated Entities	(24,369)	461,325	999,091	1,177,639	2,538,058	1,562,716
Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$2,296	$551,994	$1,189,777	$1,239,080	$2,588,255	$1,796,934
Net Income Per Share of Common Stock, Basic	$0.00	$0.73	$1.61	$1.64	$3.51	$2.39
Net Income Per Share of Common Stock, Diluted	$0.00	$0.73	$1.61	$1.64	$3.51	$2.39

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and
Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S THIRD QUARTER 2023 HIGHLIGHTS

Financial Measures

▪   Fee Related Earnings (“FRE”) of $1.1 billion ($0.92/share) in the quarter

–  FRE was $4.4 billion over the last twelve months (“LTM”) ($3.60/share)

▪   Distributable Earnings (“DE”) of $1.2 billion ($0.94/share) in the quarter

–  DE was $5.0 billion over the LTM ($3.91/share)

▪   Net Accrued Performance Revenues of $6.4 billion ($5.29/share)

Capital Metrics

▪   Total Assets Under Management (“AUM”) of $1,007.4 billion, up 6% year-over-year

–  Fee-Earning AUM of $734.5 billion, up 4% year-over-year

–  Perpetual Capital AUM of $388.3 billion, up 8% year-over-year

▪   Inflows of $25.3 billion in the quarter and $138.9 billion over the LTM

▪   Deployment of $12.4 billion in the quarter and $61.4 billion over the LTM

▪   Realizations of $14.8 billion in the quarter and $63.4 billion over the LTM

Capital Returned to Shareholders

▪   Dividend of $0.80 per common share payable on November 6, 2023

–  Dividends of $3.32 per common share over the LTM

▪   Repurchased 1.3 million common shares in the quarter and 3.3 million common shares

    over the LTM

▪   $1.2 billion to be distributed to shareholders with respect to the third quarter and

    $4.6 billion over the LTM through dividends and share repurchases

S&P 500 Inclusion	▪ Blackstone joined the S&P 500 index effective September 18, 2023, the first major alternative asset manager to be included

Blackstone | 2

BLACKSTONE’S THIRD QUARTER 2023 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	3Q’22	3Q’23	vs. 3Q’22	3Q’22 YTD	3Q’23 YTD	vs. 3Q’22 YTD

Management and Advisory Fees, Net	$1,611,570	$1,653,840	3%	$4,641,855	$5,009,413	8%

Fee Related Performance Revenues	372,131	274,551	(26)%	1,276,789	689,533	(46)%

Fee Related Compensation	(558,268)	(539,923)	(3)%	(1,850,152)	(1,617,702)	(13)%

Other Operating Expenses	(246,134)	(264,445)	7%	(721,742)	(773,459)	7%

Fee Related Earnings	$1,179,299	$1,124,023	(5)%	$3,346,750	$3,307,785	(1)%

Realized Performance Revenues	469,009	337,940	(28)%	3,988,593	1,367,889	(66)%

Realized Performance Compensation	(206,224)	(133,995)	(35)%	(1,652,318)	(608,389)	(63)%

Realized Principal Investment Income	139,765	55,500	(60)%	340,369	91,730	(73)%

Net Realizations	402,550	259,445	(36)%	2,676,644	851,230	(68)%

Total Segment Distributable Earnings	$1,581,849	$1,383,468	(13)%	$6,023,394	$4,159,015	(31)%

Distributable Earnings	$1,374,869	$1,211,611	(12)%	$5,298,574	$3,672,775	(31)%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.00	$0.73	n/m	$1.61	$1.64	2%

FRE per Share	$0.98	$0.92	(6)%	$2.77	$2.72	(2)%

DE per Common Share	$1.06	$0.94	(11)%	$4.10	$2.84	(31)%

Total Segment Revenues	$2,592,475	$2,321,831	(10)%	$10,247,606	$7,158,565	(30)%

Total Assets Under Management	$950,946,514	$1,007,353,458	6%	$950,946,514	$1,007,353,458	6%

Fee-Earning Assets Under Management	$705,865,351	$734,541,603	4%	$705,865,351	$734,541,603	4%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to
Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per Common Share amounts represent the sum of the last three quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segment Measures.	Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Realized distributions across strategies led to lower Net Accrued Performance Revenues quarter-over-quarter of $6.4 billion ($5.29/share).

Investment Performance

(appreciation / gross returns)

	3Q’23	3Q’23 LTM

Real Estate

Opportunistic	(2.0)%	(4.5)%

Core+	0.3%	(1.1)%

Private Equity

Corporate Private Equity	2.4%	12.4%

Tactical Opportunities	0.1%	4.4%

Secondaries	0.4%	2.3%

Infrastructure	11.0%	17.7%

Credit & Insurance

Private Credit	4.6%	14.4%

Liquid Credit	3.3%	12.7%

Hedge Fund Solutions

BPS Composite	2.5%	7.6%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Hedge Fund Solutions. Private Credit net returns were 3.5% and 10.5% for 3Q’23 and 3Q’23 LTM, respectively. Liquid Credit net returns were 3.2% and 12.1% for 3Q’23 and 3Q’23 LTM, respectively. BPS Composite net returns were 2.3% and 6.7% for 3Q’23 and 3Q’23 LTM, respectively. See notes on page 34 for additional details on investment performance.	Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $25.3 billion in the quarter, bringing LTM inflows to $138.9 billion.

▪	Deployed $12.4 billion in the quarter and $61.4 billion over the LTM.

–	Committed an additional $6.7 billion that was not yet deployed in the quarter.

▪	Realizations were $14.8 billion in the quarter and $63.4 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	3Q’23	3Q’23 LTM	3Q’23	3Q’23 LTM	3Q’23	3Q’23 LTM

Real Estate	$9,081	$48,189	$2,610	$12,452	$4,211	$17,777

Opportunistic	3,242	9,303	1,934	8,387	412	3,641

Core+	2,944	17,733	354	2,003	2,882	11,131

BREDS	2,895	21,153	322	2,062	917	3,005

Private Equity	3,552	25,389	3,342	24,311	5,145	23,465

Corporate Private Equity	846	9,666	150	10,272	3,162	13,924

Tactical Opportunities	1,289	4,048	798	2,137	633	3,493

Secondaries	1,118	5,786	1,488	5,749	1,260	5,215

Infrastructure	299	5,888	906	6,154	89	833

Credit & Insurance	10,448	55,570	5,817	22,734	5,034	18,711

Hedge Fund Solutions	2,263	9,731	661	1,950	386	3,429

Total Blackstone	$25,343	$138,880	$12,431	$ 61,447	$14,776	$63,382

Corporate Private Equity also includes Life Sciences and BTAS. Tactical Opportunities also includes Blackstone Growth.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,007.4 billion, up 6% year-over-year, with $25.3 billion of inflows in the quarter and $138.9 billion over the LTM.

▪	Fee-Earning AUM of $734.5 billion was up 4% year-over-year, with $24.8 billion of inflows in the quarter and $105.7 billion over the LTM.

▪	Perpetual Capital AUM reached $388.3 billion, up 8% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $331.8 billion, representing 45% of Fee-Earning AUM.

Total AUM ($ in billions)	Fee-Earning AUM ($ in billions)	Perpetual Capital AUM ($ in billions)

Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $504.9 billion at quarter end.

▪	Undrawn capital (“Total Dry Powder”) available for investment of $200.6 billion.

Invested Performance Eligible AUM ($ in billions)	Total Dry Powder ($ in billions)

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	3Q’23 Total Segment Distributable Earnings were $1.4 billion.

▪	LTM Total Segment Distributable Earnings were $5.6 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: Increased 4% to $331.5 billion with inflows of $9.1 billion in the quarter and $48.2 billion over the LTM.

–	Inflows in the quarter included $3.2 billion for the seventh European opportunistic fund, which commenced its investment period in September, $724 million of capital raised in BREIT, and $2.3 billion in BREDS insurance SMAs.

–	October 1 subscriptions of $261 million in BREIT not yet included in Total AUM.

▪	Capital Deployed: $2.6 billion in the quarter and $12.5 billion over the LTM.

▪	Realizations: $4.2 billion in the quarter and $17.8 billion over the LTM.

–	Realizations in the quarter included the BREIT sale of Simply Self Storage to Public Storage for $2.2 billion.

▪	Appreciation: Opportunistic funds declined (2.0)% in the quarter and (4.5)% over the LTM; Core+ funds appreciated 0.3% in the quarter and declined (1.1)% over the LTM.

			% Change			% Change

($ in thousands)	3Q’22	3Q’23	vs. 3Q’22	3Q’22 YTD	3Q’23 YTD	vs. 3Q’22 YTD

Management Fees, Net	$663,106	$700,631	6%	$1,940,853	$2,144,858	11%

Fee Related Performance Revenues	260,003	127,841	(51)%	1,017,027	279,888	(72)%

Fee Related Compensation	(239,572)	(199,384)	(17)%	(858,307)	(536,000)	(38)%

Other Operating Expenses	(74,701)	(83,074)	11%	(229,033)	(229,204)	0%

Fee Related Earnings	$608,836	$546,014	(10)%	$1,870,540	$1,659,542	(11)%

Realized Performance Revenues	142,794	17,419	(88)%	2,943,430	148,236	(95)%

Realized Performance Compensation	(33,464)	(7,813)	(77)%	(1,154,897)	(80,571)	(93)%

Realized Principal Investment Income	45,297	1,565	(97)%	128,388	3,719	(97)%

Net Realizations	154,627	11,171	(93)%	1,916,921	71,384	(96)%

Segment Distributable Earnings	$763,463	$557,185	(27)%	$3,787,461	$1,730,926	(54)%

Segment Revenues	$1,111,200	$847,456	(24)%	$6,029,698	$2,576,701	(57)%

Total AUM	$319,346,406	$331,500,697	4%	$319,346,406	$331,500,697	4%

Fee-Earning AUM	$273,447,850	$284,936,903	4%	$273,447,850	$284,936,903	4%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 5% to $298.6 billion with inflows of $3.6 billion in the quarter and $25.4 billion over the LTM.

–	Inflows in the quarter included $1.2 billion for Tactical Opportunities vehicles, $1.1 billion in Secondaries, and $473 million for the ninth flagship private equity fund.

▪	Capital Deployed: $3.3 billion in the quarter, including in Hub International, Carrix, and Lazeo, and $24.3 billion over the LTM.

–	Committed an additional $1.9 billion that was not yet deployed in the quarter.

▪	Realizations: $5.1 billion in the quarter and $23.5 billion over the LTM; realizations in the quarter included Refinitiv, IBS Software, and partial realization of Schenck Process Group.

▪	Appreciation: Corporate Private Equity appreciated 2.4% in the quarter and 12.4% over the LTM.

–	Tactical Opportunities appreciated 0.1% in the quarter and 4.4% over the LTM; Secondaries appreciated 0.4% in the quarter and 2.3% over the LTM; Infrastructure appreciated 11.0% in the quarter and 17.7% over the LTM.

			% Change			% Change

($ in thousands)	3Q’22	3Q’23	vs. 3Q’22	3Q’22 YTD	3Q’23 YTD	vs. 3Q’22 YTD

Management and Advisory Fees, Net	$487,153	$476,806	(2)%	$1,331,994	$1,432,961	8%

Fee Related Performance Revenues	-	-	n/a	(648)	-	(100)%

Fee Related Compensation	(142,381)	(145,987)	3%	(446,053)	(463,293)	4%

Other Operating Expenses	(76,138)	(78,547)	3%	(227,115)	(229,713)	1%

Fee Related Earnings	$268,634	$252,272	(6)%	$658,178	$739,955	12%

Realized Performance Revenues	309,326	299,272	(3)%	882,448	945,770	7%

Realized Performance Compensation	(164,531)	(117,814)	(28)%	(428,614)	(413,389)	(4)%

Realized Principal Investment Income	38,015	22,497	(41)%	112,357	59,353	(47)%

Net Realizations	182,810	203,955	12%	566,191	591,734	5%

Segment Distributable Earnings	$451,444	$456,227	1%	$1,224,369	$1,331,689	9%

Segment Revenues	$834,494	$798,575	(4)%	$2,326,151	$2,438,084	5%

Total AUM	$283,267,698	$298,643,473	5%	$283,267,698	$298,643,473	5%

Fee-Earning AUM	$167,273,324	$167,789,938	0%	$167,273,324	$167,789,938	0%

Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 10% to $297.2 billion with inflows of $10.4 billion in the quarter and $55.6 billion over the LTM.
–	Inflows in the quarter included $5.0 billion for the global direct lending strategy, including $2.5 billion of equity raised for BCRED, bringing direct lending Total AUM to $103.6 billion.

–	October 1 subscriptions of $858 million for BCRED not yet included in Total AUM.

–	$5.3 billion of inflows from our insurance strategic partnerships, including assets allocated to other segments.

–	Held the final close and hit hard cap for the private credit green energy funds in the quarter, bringing total capital raised to $7.5 billion for the strategy.

▪	Capital Deployed: $5.8 billion in the quarter and $22.7 billion over the LTM.

▪	Realizations: $5.0 billion in the quarter and $18.7 billion over the LTM.

▪	Returns: Private Credit gross return of 4.6% (3.5% net) and Liquid Credit gross return of 3.3% (3.2% net) in the quarter.

			% Change			% Change

($ in thousands)	3Q’22	3Q’23	vs. 3Q’22	3Q’22 YTD	3Q’23 YTD	vs. 3Q’22 YTD

Management Fees, Net	$321,969	$343,292	7%	$934,733	$1,026,675	10%

Fee Related Performance Revenues	112,128	146,710	31%	260,410	409,645	57%

Fee Related Compensation	(135,420)	(148,056)	9%	(399,799)	(480,289)	20%

Other Operating Expenses	(68,696)	(76,147)	11%	(189,745)	(231,760)	22%

Fee Related Earnings	$229,981	$265,799	16%	$605,599	$724,271	20%

Realized Performance Revenues	12,459	14,349	15%	122,175	181,874	49%

Realized Performance Compensation	(4,992)	(5,451)	9%	(54,487)	(79,794)	46%

Realized Principal Investment Income	46,993	29,213	(38)%	76,793	15,866	(79)%

Net Realizations	54,460	38,111	(30)%	144,481	117,946	(18)%

Segment Distributable Earnings	$284,441	$303,910	7%	$750,080	$842,217	12%

Segment Revenues	$493,549	$533,564	8%	$1,394,111	$1,634,060	17%

Total AUM	$269,058,778	$297,212,418	10%	$269,058,778	$297,212,418	10%

Fee-Earning AUM	$193,705,941	$210,689,350	9%	$193,705,941	$210,689,350	9%

Blackstone | 12

HEDGE FUND SOLUTIONS

▪	Total AUM: $80.0 billion with inflows of $2.3 billion in the quarter and $9.7 billion over the LTM.

–	October 1 subscriptions of $248 million not yet included in Total AUM.

▪	Returns: BPS Composite gross return of 2.5% in the quarter (2.3% net), outperforming the HFRX Global Hedge Fund Index, which was 0.7%.

–	BPS benefited from performance of quantitative, credit, and global macro strategies during the quarter and delivered positive performance despite a challenging market environment.

–	Gross returns of 7.6% over the LTM (6.7% net), with significantly less volatility than the broader markets, compared to 1.6% return for the HFRX Global Hedge Fund Index.

			% Change			% Change

($ in thousands)	3Q’22	3Q’23	vs. 3Q’22	3Q’22 YTD	3Q’23 YTD	vs. 3Q’22 YTD

Management Fees, Net	$139,342	$133,111	(4)%	$434,275	$404,919	(7)%

Fee Related Compensation	(40,895)	(46,496)	14%	(145,993)	(138,120)	(5)%

Other Operating Expenses	(26,599)	(26,677)	0%	(75,849)	(82,782)	9%

Fee Related Earnings	$71,848	$59,938	(17)%	$212,433	$184,017	(13)%

Realized Performance Revenues	4,430	6,900	56%	40,540	92,009	127%

Realized Performance Compensation	(3,237)	(2,917)	(10)%	(14,320)	(34,635)	142%

Realized Principal Investment Income	9,460	2,225	(76)%	22,831	12,792	(44)%

Net Realizations	10,653	6,208	(42)%	49,051	70,166	43%

Segment Distributable Earnings	$82,501	$66,146	(20)%	$261,484	$254,183	(3)%

Segment Revenues	$153,232	$142,236	(7)%	$497,646	$509,720	2%

Total AUM	$79,273,632	$79,996,870	1%	$79,273,632	$79,996,870	1%

Fee-Earning AUM	$71,438,236	$71,125,412	(0)%	$71,438,236	$71,125,412	(0)%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22 YTD	3Q’23 YTD

Base Management Fees	$1,528,561	$1,580,452	$1,619,547	$1,620,609	$1,619,743	$4,464,586	$4,859,899

Transaction, Advisory and Other Fees, Net	89,865	71,151	45,710	92,735	44,611	238,966	183,056

Management Fee Offsets	(6,856)	(10,512)	(12,870)	(10,158)	(10,514)	(61,697)	(33,542)

Total Management and Advisory Fees, Net	1,611,570	1,641,091	1,652,387	1,703,186	1,653,840	4,641,855	5,009,413

Fee Related Performance Revenues	372,131	172,708	148,244	266,738	274,551	1,276,789	689,533

Fee Related Compensation	(558,268)	(480,623)	(508,971)	(568,808)	(539,923)	(1,850,152)	(1,617,702)

Other Operating Expenses	(246,134)	(267,281)	(251,648)	(257,366)	(264,445)	(721,742)	(773,459)

Fee Related Earnings	$1,179,299	$1,065,895	$1,040,012	$1,143,750	$1,124,023	$3,346,750	$3,307,785

Realized Performance Revenues	469,009	472,745	641,526	388,423	337,940	3,988,593	1,367,889

Realized Performance Compensation	(206,224)	(161,779)	(296,024)	(178,370)	(133,995)	(1,652,318)	(608,389)

Realized Principal Investment Income (Loss)	139,765	55,887	43,691	(7,461)	55,500	340,369	91,730

Total Net Realizations	$402,550	$366,853	$389,193	$202,592	$259,445	$2,676,644	$851,230

Total Segment Distributable Earnings	$1,581,849	$1,432,748	$1,429,205	$1,346,342	$1,383,468	$6,023,394	$4,159,015

Distributable Earnings	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$1,211,611	$5,298,574	$3,672,775

Additional Metrics:

Total Segment Revenues	$2,592,475	$2,342,431	$2,485,848	$2,350,886	$2,321,831	$10,247,606	$7,158,565

Total Assets Under Management	$950,946,514	$974,673,077	$991,293,596	$1,001,355,959	$1,007,353,458	$950,946,514	$1,007,353,458

Fee-Earning Assets Under Management	$705,865,351	$718,386,888	$731,973,409	$731,145,065	$734,541,603	$705,865,351	$734,541,603

Blackstone | 15

ASSETS UNDER MANAGEMENT – ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended September 30, 2023					Twelve Months Ended September 30, 2023

	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total

Beginning Balance	$333,242	$295,293	$294,580	$78,241	$1,001,356	$319,346	$283,268	$269,059	$79,274	$950,947

Inflows	9,081	3,552	10,448	2,263	25,343	48,189	25,389	55,570	9,731	138,880

Outflows	(3,667)	(790)	(3,018)	(1,678)	(9,153)	(15,201)	(3,069)	(19,741)	(9,916)	(47,926)

Net Flows	5,414	2,761	7,429	585	16,190	32,989	22,321	35,829	(185)	90,953

Realizations	(4,211)	(5,145)	(5,034)	(386)	(14,776)	(17,777)	(23,465)	(18,711)	(3,429)	(63,382)

Market Activity	(2,944)	5,734	237	1,557	4,583	(3,058)	16,521	11,036	4,337	28,836

Ending Balance	$331,501	$298,643	$297,212	$79,997	$1,007,353	$331,501	$298,643	$297,212	$79,997	$1,007,353

% Change	(1)%	1%	1%	2%	1%	4%	5%	10%	1%	6%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended September 30, 2023					Twelve Months Ended September 30, 2023

	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total

Beginning Balance	$287,556	$165,642	$208,367	$69,579	$731,145	$273,448	$167,273	$193,706	$71,438	$705,865

Inflows	10,869	2,283	9,607	2,005	24,764	49,196	8,657	39,233	8,633	105,718

Outflows	(7,228)	(91)	(2,802)	(1,525)	(11,647)	(18,311)	(2,797)	(17,208)	(10,017)	(48,333)

Net Flows	3,641	2,192	6,805	480	13,117	30,885	5,860	22,025	(1,385)	57,385

Realizations	(4,631)	(2,147)	(3,568)	(379)	(10,726)	(18,802)	(8,211)	(12,223)	(3,255)	(42,490)

Market Activity	(1,629)	2,103	(914)	1,445	1,005	(594)	2,867	7,182	4,326	13,781

Ending Balance	$284,937	$167,790	$210,689	$71,125	$734,542	$284,937	$167,790	$210,689	$71,125	$734,542

% Change	(1)%	1%	1%	2%	0%	4%	0%	9%	(0)%	4%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments). Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.	Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At September 30, 2023, Blackstone had $8.4 billion in total cash, cash equivalents, corporate treasury, and other investments and $17.2 billion of cash and net investments, or $14.14 per share.

▪	Blackstone has a $4.1 billion undrawn credit revolver and maintains A+/A+ ratings.

($ in millions)	3Q’23

Cash and Cash Equivalents	$2,972

Corporate Treasury and Other Investments	5,472

GP/Fund Investments	2,337

Net Accrued Performance Revenues	6,435

Cash and Net Investments	$17,215

Outstanding Debt (at par)	10,655

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.1B

credit revolver with

June 2027 maturity

$8.4B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $4.1 billion as of September 30, 2023, which was comprised of $3.7 billion of liquid investments and $389 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet measures.	Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)	3Q’22	2Q’23	3Q’23	3Q’23
				Per Share
Real Estate
BREP IV	$7	$6	$6	$0.01
BREP V	3	4	4	0.00
BREP VI	24	17	20	0.02
BREP VII	145	60	22	0.02
BREP VIII	830	707	657	0.54
BREP IX	1,002	987	916	0.75
BREP Europe IV	68	36	23	0.02
BREP Europe V	96	19	-	-
BREP Europe VI	74	90	109	0.09
BREP Asia I	105	89	93	0.08
BREP Asia II	119	-	-	-
BPP	735	512	387	0.32
BREDS	14	12	30	0.02
BTAS	37	17	18	0.01
Real Estate	$3,258	$2,556	$2,285	$1.88
Private Equity
BCP IV	7	6	6	0.00
BCP V	8	41	17	0.01
BCP VI	463	411	365	0.30
BCP VII	870	900	810	0.67
BCP VIII	227	297	345	0.28
BCP Asia I	137	94	113	0.09
BEP I	33	29	29	0.02
BEP II	-	73	143	0.12
BEP III	86	202	215	0.18
BCEP	219	205	220	0.18
Tactical Opportunities	233	236	235	0.19
Secondaries	548	527	512	0.42
Infrastructure	126	189	324	0.27
Life Sciences	26	24	62	0.05
BTAS/Other	202	169	176	0.14
Private Equity	$3,186	$3,402	$3,569	$2.93

Credit & Insurance	$297	$247	$292	$0.24

Hedge Fund Solutions	$320	$265	$289	$0.24

Net Accrued Performance Revenues	$7,060	$6,469	$6,435	$5.29

 3Q’23 QoQ Rollforward

  ($ in millions)

		Net	Net
		Performance	Realized
	2Q’23	Revenues	Distributions	3Q’23

Real Estate	$2,556	$(167)	$(103)	$2,285

Private Equity	3,402	349	(181)	3,569

Credit & Insurance	247	142	(96)	292

HFS	265	28	(4)	289

Total	$6,469	$351	$(385)	$6,435

QoQ Change				(1)%

 3Q’23 LTM Rollforward

  ($ in millions)

		Net	Net
		Performance	Realized
	3Q’22	Revenues	Distributions	3Q’23

Real Estate	$3,258	$(624)	$(349)	$2,285

Private Equity	3,186	1,109	(725)	3,569

Credit & Insurance	297	427	(431)	292

HFS	320	99	(130)	289

Total	$7,060	$1,011	$(1,636)	$6,435

YoY Change				(9)%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed
as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).	Blackstone | 18

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2023(a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP	$140,714	$-	$-	n/a	$345,190	2.5x	$345,190	2.5x	33%	33%
BREP I (Sep 1994 / Oct 1996)	380,708	-	-	n/a	1,327,708	2.8x	1,327,708	2.8x	40%	40%
BREP II (Oct 1996 / Mar 1999)	1,198,339	-	-	n/a	2,531,614	2.1x	2,531,614	2.1x	19%	19%
BREP III (Apr 1999 / Apr 2003)	1,522,708	-	-	n/a	3,330,406	2.4x	3,330,406	2.4x	21%	21%
BREP IV (Apr 2003 / Dec 2005)	2,198,694	-	19,990	n/a	4,641,310	1.7x	4,661,300	1.7x	12%	12%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	6,226	n/a	13,463,448	2.3x	13,469,674	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	550,788	177,175	2.1x	27,555,714	2.5x	27,732,889	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,501,324	1,440,070	2,251,607	0.6x	28,259,297	2.4x	30,510,904	2.0x	21%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,597,812	2,172,541	13,402,672	1.5x	21,694,783	2.5x	35,097,455	2.0x	28%	15%
BREP IX (Jun 2019 / Aug 2022)	21,340,670	3,404,572	26,429,803	1.5x	8,490,679	2.2x	34,920,482	1.6x	61%	21%
*BREP X (Aug 2022 / Feb 2028)	30,498,731	28,585,335	2,023,421	1.1x	-	n/a	2,023,421	1.1x	n/a	n/m
Total Global BREP	$103,979,240	$36,153,306	$44,310,894	1.4x	$111,640,149	2.4x	$155,951,043	2.0x	18%	16%
BREP Int’l (Jan 2001 / Sep 2005)	€824,172	€-	€-	n/a	€1,373,170	2.1x	€1,373,170	2.1x	23%	23%
BREP Int’l II (Sep 2005 / Jun 2008) (e)	1,629,748	-	-	n/a	2,583,032	1.8x	2,583,032	1.8x	8%	8%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	398,122	196,294	0.4x	5,854,592	2.4x	6,050,886	2.0x	18%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,674,949	1,310,820	1,234,020	0.9x	9,972,153	1.9x	11,206,173	1.7x	19%	12%
BREP Europe V (Dec 2016 / Oct 2019)	7,979,853	1,146,014	4,967,635	0.9x	6,694,372	3.9x	11,662,007	1.7x	41%	10%
BREP Europe VI (Oct 2019 / Sep 2023)	10,033,576	3,578,573	7,906,179	1.2x	3,424,218	2.6x	11,330,397	1.4x	72%	18%
*BREP Europe VII (Sep 2023 / Mar 2029)	4,055,206	4,055,206	-	n/a	-	n/a	-	n/a	n/a	n/a
Total BREP Europe	€34,402,924	€10,488,735	€14,304,128	1.0x	€29,901,537	2.3x	€44,205,665	1.7x	17%	12%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$898,383	$1,666,676	1.6x	$6,927,744	1.9x	$8,594,420	1.9x	16%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,353,190	1,345,680	6,659,758	1.2x	1,617,659	1.9x	8,277,417	1.3x	32%	6%
*BREP Asia III (Mar 2022 / Sep 2027)	8,225,044	7,104,528	996,803	0.9x	-	n/a	996,803	0.9x	n/a	(26)%
Total BREP Asia	$19,840,309	$9,348,591	$9,323,237	1.2x	$8,545,403	1.9x	$17,868,640	1.5x	17%	9%
BREP Co-Investment (f)	7,298,717	31,955	1,009,091	2.2x	15,150,534	2.2x	16,159,625	2.2x	16%	16%
Total BREP	$171,601,150	$56,688,317	$70,819,791	1.3x	$171,890,997	2.3x	$242,710,788	1.9x	17%	15%
*BREDS High-Yield (Various) (g)	23,826,197	7,740,038	6,078,085	1.0x	18,306,169	1.3x	24,384,254	1.2x	10%	9%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)	$859,081	$-	$-	n/a	$1,741,738	2.6x	$1,741,738	2.6x	19%	19%
BCP II (Oct 1993 / Aug 1997)	1,361,100	-	-	n/a	3,268,627	2.5x	3,268,627	2.5x	32%	32%
BCP III (Aug 1997 / Nov 2002)	3,967,422	-	-	n/a	9,228,707	2.3x	9,228,707	2.3x	14%	14%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	15,819	n/a	2,981,999	1.4x	2,997,818	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	27,813	n/a	21,694,051	2.9x	21,721,864	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	1,035,259	69,929	4.7x	38,790,444	1.9x	38,860,373	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,536	1,341,319	5,225,663	2.0x	27,574,219	2.2x	32,799,882	2.2x	14%	13%
BCP VII (May 2016 / Feb 2020)	18,856,748	1,693,546	18,896,671	1.6x	15,254,119	2.5x	34,150,790	1.9x	30%	13%
*BCP VIII (Feb 2020 / Feb 2026)	25,651,696	11,181,728	19,590,887	1.3x	1,179,647	2.4x	20,770,534	1.4x	n/m	12%
BCP IX (TBD)	17,097,378	17,097,378	-	n/a	-	n/a	-	n/a	n/a	n/a
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	513,784	1.6x	4,169,241	2.0x	4,683,025	2.0x	14%	11%
Energy II (Feb 2015 / Feb 2020)	4,628,418	866,986	4,356,903	1.8x	3,463,693	1.6x	7,820,596	1.7x	13%	8%
*Energy III (Feb 2020 / Feb 2026)	4,364,432	1,951,764	4,555,423	2.0x	1,139,860	2.3x	5,695,283	2.0x	61%	39%
Energy Transition IV (TBD)	2,317,245	2,317,245	-	n/a	-	n/a	-	n/a	n/a	n/a
BCP Asia I (Dec 2017 / Sep 2021)	2,438,028	418,459	2,969,214	1.6x	1,787,587	4.9x	4,756,801	2.2x	96%	27%
*BCP Asia II (Sep 2021 / Sep 2027)	6,656,786	4,945,392	1,878,551	1.2x	25	n/a	1,878,576	1.2x	n/a	n/m
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,761,601	1,164,732	7,320,559	1.9x	2,440,551	4.4x	9,761,110	2.2x	56%	18%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,205,237	5,721,426	3,182,425	1.3x	68,770	n/a	3,251,195	1.4x	n/a	13%
Total Corporate Private Equity	$148,721,890	$50,130,125	$68,603,641	1.6x	$134,783,278	2.2x	$203,386,919	1.9x	16%	15%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2023(a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)	$30,364,340	$15,896,639	$11,532,042	1.2x	$22,701,599	1.8x	$34,233,641	1.6x	16%	11%
*Tactical Opportunities Co-Investment and Other (Various)	10,029,256	1,411,126	4,675,833	1.7x	8,853,429	1.6x	13,529,262	1.6x	18%	16%
Total Tactical Opportunities	$40,393,596	$17,307,765	$16,207,875	1.3x	$31,555,028	1.8x	$47,762,903	1.6x	17%	12%
Growth
*BXG I (Jul 2020 / Jul 2025)	5,056,267	1,256,237	3,447,373	1.0x	484,034	2.7x	3,931,407	1.0x	n/m	(3)%
BXG II (TBD)	4,093,732	4,093,732	-	n/a	-	n/a	-	n/a	n/a	n/a
Total Growth	$9,149,999	$5,349,969	$3,447,373	1.0x	$484,034	2.7x	$3,931,407	1.0x	n/m	(3)%
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (i)	11,035,527	616,300	330,662	n/a	16,562,619	n/a	16,893,281	1.7x	n/a	13%
Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	617,474	901,474	n/a	4,160,215	n/a	5,061,689	1.7x	n/a	14%
Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,635,172	4,273,087	n/a	6,418,775	n/a	10,691,862	2.0x	n/a	18%
Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	487,992	1,207,710	n/a	1,113,866	n/a	2,321,576	1.7x	n/a	17%
Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	4,540,254	8,336,051	n/a	5,946,803	n/a	14,282,854	1.8x	n/a	32%
*Strategic Partners Real Estate, SMA and Other (Various) (i)	6,530,642	2,256,022	2,007,881	n/a	2,003,485	n/a	4,011,366	1.6x	n/a	15%
*Strategic Partners Infrastructure III (Jun 2020 / Jul 2024) (i)	3,250,100	891,683	1,429,920	n/a	239,153	n/a	1,669,073	1.5x	n/a	32%
*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,492,126	12,116,523	4,890,255	n/a	538,872	n/a	5,429,127	1.4x	n/a	24%
*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,045,211	966,522	722,901	n/a	-	n/a	722,901	1.1x	n/a	4%
Total Strategic Partners (Secondaries)	$66,719,755	$24,127,942	$24,099,941	n/a	$36,983,788	n/a	$61,083,729	1.7x	n/a	15%
Life Sciences
Clarus IV (Jan 2018 / Jan 2020)	910,000	92,300	825,214	1.5x	337,376	1.9x	1,162,590	1.6x	23%	10%
*BXLS V (Jan 2020 / Jan 2025)	4,915,804	3,118,269	2,251,754	1.6x	139,281	1.1x	2,391,035	1.5x	n/m	10%

Credit
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$-	n/a	$4,809,097	1.6x	$4,809,097	1.6x	n/a	17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,248	165,527	0.4x	6,589,943	1.4x	6,755,470	1.4x	n/a	10%
Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,036,502	2,556,242	1.0x	7,323,798	1.6x	9,880,040	1.4x	n/a	11%
*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	5,016,771	2,779,863	3,082,289	1.1x	568,391	1.9x	3,650,680	1.1x	n/a	11%
Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%
Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	273,036	0.4x	5,312,944	1.2x	5,585,980	1.1x	n/a	1%
Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,946,417	2,843,752	1.0x	3,278,224	1.4x	6,121,976	1.2x	n/a	8%
Energy I (Nov 2015 / Nov 2018)	2,856,867	1,134,875	492,250	0.7x	3,022,524	1.8x	3,514,774	1.5x	n/a	10%
Energy II (Feb 2019 / Jun 2023)	3,616,081	1,566,007	1,811,154	1.0x	1,713,153	1.6x	3,524,307	1.3x	n/a	17%
*Green Energy III (May 2023 / May 2028)	6,477,000	6,294,372	183,395	1.0x	4,910	n/a	188,305	1.0x	n/a	n/m
European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€287,688	€525,783	0.7x	€2,668,448	1.3x	€3,194,231	1.2x	n/a	2%
European Senior Debt II (Jun 2019 / Jun 2023) (j)	€4,088,344	€983,930	€4,399,254	1.0x	€1,882,079	2.0x	€6,281,333	1.2x	n/a	10%
Total Credit Drawdown Funds (k)	$53,366,033	$17,742,168	$16,622,026	0.9x	$43,657,741	1.5x	$60,279,767	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2023(a) – (CONT’D)

 Selected Perpetual Capital Strategies(l)

($ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (m)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (n)	Core+ Real Estate	$68,708,288	8%

BREIT - Blackstone Real Estate Income Trust (2017) (o)	Core+ Real Estate	66,009,910	11%

BREIT - Class I (p)	Core+ Real Estate		12%

BXMT - Blackstone Mortgage Trust (2013) (q)	Real Estate Debt	6,419,843	7%

Private Equity

BIP - Blackstone Infrastructure Partners (2019) (r)	Infrastructure	31,418,214	17%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (s)	U.S. Direct Lending	11,065,490	11%

BCRED - Blackstone Private Credit Fund (2021) (t)	U.S. Direct Lending	61,283,160	10%

BCRED - Class I (u)	U.S. Direct Lending		10%

Hedge Fund Solutions

BSCH - Blackstone Strategic Capital Holdings (2014) (v)	GP Stakes	9,038,198	10%

Investment Records as of September 30, 2023 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.
(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2023 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.
(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.
(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Prior to June 30, 2023, the calculation of such metrics also incorporated investor cash flow information from the current quarter to the extent available. Effective June 30, 2023, such current quarter cash flow information is no longer incorporated. Committed Capital and Available Capital continue to be presented as of the current quarter. We believe the updated presentation is more reflective of the Strategic Partners’ investor experience. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Effective June 30, 2023, Strategic Partners I-V and Strategic Partners Real Estate, SMA and Other exclude investment vehicles where Blackstone does not earn fees, which were previously included.

(j)	European Senior Debt II Levered has a net return of 16%, European Senior Debt II Unlevered has a net return of 8%.
(k)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.

Blackstone | 21

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2023(a) – (CONT’D)

(l)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(m)

Unless otherwise indicated, Total Net Return represents the annualized inception to September 30, 2023 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(n)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 funds, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of September 30, 2023, these vehicles represented $2.8 billion of Total AUM.

(o)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(p)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.
(r)	Including co-investment vehicles, BIP Total AUM is $39.8 billion.
(s)

The BXSL Total AUM and Total Net Return are presented as of June 30, 2023. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(t)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of September 30, 2023 was $26.2 billion.

(u)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(v)

BSCH represents the aggregate Total AUM and Total Net Return of BSCH I and BSCH II funds that invest as part of the GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. Including co-investment vehicles that do not pay fees, BSCH Total AUM is $9.9 billion.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $0.94 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $2.84 per common share.

▪	Blackstone declared a quarterly dividend of $0.80 per common share to record holders as of October 30, 2023; payable on November 6, 2023.

						% Change			% Change

($ in thousands, except per share data)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	vs. 3Q’22	3Q’22 YTD	3Q’23 YTD	vs. 3Q’22 YTD

Distributable Earnings	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$1,211,611	(12)%	$5,298,574	$3,672,775	(31)%

Add: Other Payables Attributable to Common Shareholders	145,137	67,528	131,300	129,187	119,783	(17)%	558,873	380,270	(32)%

DE Before Certain Payables	1,520,006	1,401,734	1,380,392	1,341,259	1,331,394	(12)%	5,857,447	4,053,045	(31)%

Percent to Common Shareholders	61%	62%	62%	62%	62%		61%	62%

DE Before Certain Payables Attributable to Common Shareholders	934,240	862,892	852,166	833,992	828,716	(11)%	3,591,583	2,514,874	(30)%

Less: Other Payables Attributable to Common Shareholders	(145,137)	(67,528)	(131,300)	(129,187)	(119,783)	(17)%	(558,873)	(380,270)	(32)%

DE Attributable to Common Shareholders	789,103	795,364	720,866	704,805	708,933	(10)%	3,032,710	2,134,604	(30)%

DE per Common Share	$1.06	$1.07	$0.97	$0.93	$0.94	(11)%	$4.10	$2.84	(31)%

Less: Retained Capital per Common Share	$(0.16)	$(0.16)	$(0.15)	$(0.14)	$(0.14)	(13)%	$(0.61)	$(0.43)	(30)%

Actual Dividend per Common Share	$0.90	$0.91	$0.82	$0.79	$0.80	(11)%	$3.49	$2.41	(31)%

Record Date					Oct 30, 2023

Payable Date					Nov 6, 2023

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,217 million shares.

–	Repurchased 1.3 million common shares in the quarter and 3.3 million common shares over the LTM.

–	Available authorization remaining was $798 million at September 30, 2023.

	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23

Participating Common Shares	741,552,385	742,653,758	745,916,828	758,148,528	757,781,111

Participating Partnership Units	464,951,386	463,758,383	462,366,799	461,135,682	459,651,045

Distributable Earnings Shares Outstanding	1,206,503,771	1,206,412,141	1,208,283,627	1,219,284,210	1,217,432,156

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and

Disclosures

Blackstone | 25

BLACKSTONE’S THIRD QUARTER 2023 GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	3Q’22	3Q’23	3Q’22 YTD	3Q’23 YTD	3Q’22 LTM	3Q’23 LTM
Revenues
Management and Advisory Fees, Net	$1,617,754	$1,655,443	$4,654,877	$5,023,128	$6,114,425	$6,671,566
Incentive Fees	110,776	158,801	314,863	454,754	451,317	665,018
Investment Income (Loss)
Performance Allocations
Realized	725,888	453,690	4,946,043	1,602,668	7,734,013	2,038,265
Unrealized	(771,637)	(63,204)	(2,946,255)	(708,021)	(2,157,042)	(1,196,822)
Principal Investments
Realized	193,228	94,313	743,493	257,206	914,803	364,040
Unrealized	(1,069,697)	69,340	(1,496,226)	(257,988)	(1,191,929)	(325,611)
Total Investment Income (Loss)	(922,218)	554,139	1,247,055	893,865	5,299,845	879,872
Interest and Dividend Revenue	52,420	109,133	168,980	348,123	232,146	450,755
Other	199,382	63,769	427,839	17,951	478,538	(225,331)
Total Revenues	$1,058,114	$2,541,285	$6,813,614	$6,737,821	$12,576,271	$8,441,880
Expenses
Compensation and Benefits
Compensation	600,273	700,268	1,942,790	2,153,570	2,518,822	2,780,560
Incentive Fee Compensation	50,355	65,432	136,737	192,940	186,086	264,201
Performance Allocations Compensation
Realized	313,930	168,620	2,067,447	670,610	3,187,358	828,427
Unrealized	(359,590)	11,866	(1,273,849)	(247,228)	(889,842)	(443,967)
Total Compensation and Benefits	604,968	946,186	2,873,125	2,769,892	5,002,424	3,429,221
General, Administrative and Other	270,369	279,186	800,331	827,614	1,110,004	1,119,954
Interest Expense	80,507	110,599	216,896	323,136	273,446	423,465
Fund Expenses	5,517	38,934	12,144	118,918	15,103	137,449
Total Expenses	$961,361	$1,374,905	$3,902,496	$4,039,560	$6,400,977	$5,110,089
Other Income (Loss)
Change in Tax Receivable Agreement Liability	-	-	748	1,887	32,792	23,422
Net Gains (Losses) from Fund Investment Activities	1,178	(49,078)	(52,272)	102,486	29,571	49,616
Income Before Provision for Taxes	$97,931	$1,117,302	$2,859,594	$2,802,634	$6,237,657	$3,404,829
Provision for Taxes	94,231	196,560	614,026	467,504	1,051,720	326,358
Net Income	$3,700	$920,742	$2,245,568	$2,335,130	$5,185,937	$3,078,471
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	25,773	(92,577)	56,700	(81,589)	59,624	(281,179)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(62,093)	20,716	(62,425)	185,021	257,608	355,212
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	37,724	440,609	1,061,516	992,618	2,280,450	1,207,504
Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$2,296	$551,994	$1,189,777	$1,239,080	$2,588,255	$1,796,934
Net Income Per Share of Common Stock, Basic	$0.00	$0.73	$1.61	$1.64	$3.51	$2.39
Net Income Per Share of Common Stock, Diluted	$0.00	$0.73	$1.61	$1.64	$3.51	$2.39

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23
Net Income (Loss) Attributable to Blackstone Inc.	$2,296	$557,854	$85,812	$601,274	$551,994	$1,189,777	$1,239,080	$2,588,255	$1,796,934

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	37,724	214,886	56,700	495,309	440,609	1,061,516	992,618	2,280,450	1,207,504

Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(62,093)	170,191	74,869	89,436	20,716	(62,425)	185,021	257,608	355,212

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	25,773	(199,590)	(6,700)	17,688	(92,577)	56,700	(81,589)	59,624	(281,179)
Net Income (Loss)	$3,700	$743,341	$210,681	$1,203,707	$920,742	$2,245,568	$2,335,130	$5,185,937	$3,078,471

Provision (Benefit) for Taxes	94,231	(141,146)	47,675	223,269	196,560	614,026	467,504	1,051,720	326,358
Income (Loss) Before Provision (Benefit) for Taxes	$97,931	$602,195	$258,356	$1,426,976	$1,117,302	$2,859,594	$2,802,634	$6,237,657	$3,404,829

Transaction-Related and Non-Recurring Items (a)	9,247	(2,588)	8,621	2,228	6,250	59,721	17,099	81,145	14,511

Amortization of Intangibles (b)	13,238	13,155	11,341	7,412	7,357	47,326	26,110	64,370	39,265

Impact of Consolidation (c)	36,320	29,399	(68,169)	(107,124)	71,861	5,725	(103,432)	(317,232)	(74,033)

Unrealized Performance Revenues (d)	771,637	490,723	759,316	(114,379)	63,209	2,946,255	708,146	2,157,042	1,198,869

Unrealized Performance Allocations Compensation (e)	(359,590)	(196,739)	(313,249)	54,155	11,866	(1,273,849)	(247,228)	(889,842)	(443,967)

Unrealized Principal Investment (Income) Loss (f)	996,105	62,894	479,120	(160,702)	(84,780)	1,172,635	233,638	1,019,117	296,532

Other Revenues (g)	(198,546)	243,315	14,180	31,718	(63,748)	(427,069)	(17,850)	(477,702)	225,465

Equity-Based Compensation (h)	190,197	194,704	268,134	249,755	255,616	587,386	773,505	751,975	968,209

Administrative Fee Adjustment (i)	2,460	2,445	2,447	2,413	2,425	7,421	7,285	9,862	9,730

Taxes and Related Payables (j)	(184,130)	(105,297)	(171,005)	(180,380)	(175,747)	(686,571)	(527,132)	(1,064,491)	(632,429)
Distributable Earnings	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$1,211,611	$5,298,574	$3,672,775	$7,571,901	$5,006,981

Taxes and Related Payables (j)	184,130	105,297	171,005	180,380	175,747	686,571	527,132	1,064,491	632,429

Net Interest and Dividend (Income) Loss (k)	22,850	(6,755)	9,108	(46,110)	(3,890)	38,249	(40,892)	31,470	(47,647)
Total Segment Distributable Earnings	$1,581,849	$1,432,748	$1,429,205	$1,346,342	$1,383,468	$6,023,394	$4,159,015	$8,667,862	$5,591,763

Realized Performance Revenues (l)	(469,009)	(472,745)	(641,526)	(388,423)	(337,940)	(3,988,593)	(1,367,889)	(5,179,967)	(1,840,634)

Realized Performance Compensation (m)	206,224	161,779	296,024	178,370	133,995	1,652,318	608,389	2,101,619	770,168

Realized Principal Investment (Income) Loss (n)	(139,765)	(55,887)	(43,691)	7,461	(55,500)	(340,369)	(91,730)	(415,837)	(147,617)
Fee Related Earnings	$1,179,299	$1,065,895	$1,040,012	$1,143,750	$1,124,023	$3,346,750	$3,307,785	$5,173,677	$4,373,680

Adjusted EBITDA Reconciliation
Distributable Earnings	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$1,211,611	$5,298,574	$3,672,775	$7,571,901	$5,006,981

Interest Expense (o)	80,312	100,230	104,209	107,130	110,014	216,339	321,353	272,726	421,583

Taxes and Related Payables (j)	184,130	105,297	171,005	180,380	175,747	686,571	527,132	1,064,491	632,429

Depreciation and Amortization (p)	14,958	24,301	23,175	24,100	21,598	44,918	68,873	59,460	93,174
Adjusted EBITDA	$1,654,269	$1,564,034	$1,547,481	$1,523,682	$1,518,970	$6,246,402	$4,590,133	$8,968,578	$6,154,167

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

GAAP Unrealized Performance Allocations	$(771,637)	$(488,801)	$(759,212)	$114,395	$(63,204)	$(2,946,255)	$(708,021)	$(2,157,042)	$(1,196,822)

Segment Adjustment	-	(1,922)	(104)	(16)	(5)	-	(125)	-	(2,047)
Unrealized Performance Revenues	$(771,637)	$(490,723)	$(759,316)	$114,379	$(63,209)	$(2,946,255)	$(708,146)	$(2,157,042)	$(1,198,869)

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

GAAP Unrealized Principal Investment Income (Loss)	$(1,069,697)	$(67,623)	$(491,417)	$164,089	$69,340	$(1,496,226)	$(257,988)	$(1,191,929)	$(325,611)

Segment Adjustment	73,592	4,729	12,297	(3,387)	15,440	323,591	24,350	172,812	29,079

Unrealized Principal Investment Income (Loss)	$(996,105)	$(62,894)	$(479,120)	$160,702	$84,780	$(1,172,635)	$(233,638)	$(1,019,117)	$(296,532)

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non-Recurring Items.

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23
GAAP Other Revenue	$199,382	$(243,282)	$(14,154)	$(31,664)	$63,769	$427,839	$17,951	$478,538	$(225,331)

Segment Adjustment	(836)	(33)	(26)	(54)	(21)	(770)	(101)	(836)	(134)

Other Revenues	$198,546	$(243,315)	$(14,180)	$(31,718)	$63,748	$427,069	$17,850	$477,702	$(225,465)

(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

Taxes	$163,602	$80,242	$151,002	$156,956	$151,812	$613,201	$ 459,770	$978,310	$540,012

Related Payables	20,528	25,055	20,003	23,424	23,935	73,370	67,362	86,181	92,417

Taxes and Related Payables	$184,130	$105,297	$171,005	$180,380	$175,747	$686,571	$ 527,132	$1,064,491	$632,429

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

GAAP Interest and Dividend Revenue	$52,420	$102,632	$90,485	$148,505	$109,133	$168,980	$ 348,123	$232,146	$450,755

Segment Adjustment	5,042	4,353	4,616	4,735	4,771	9,110	14,122	9,110	18,475

Interest and Dividend Revenue	$57,462	$106,985	$95,101	$153,240	$113,904	$178,090	$ 362,245	$241,256	$469,230

GAAP Interest Expense	$80,507	$100,329	$104,441	$108,096	$110,599	$216,896	$ 323,136	$273,446	$423,465

Segment Adjustment	(195)	(99)	(232)	(966)	(585)	(557)	(1,783)	(720)	(1,882)

Interest Expense	$80,312	$100,230	$104,209	$107,130	$110,014	$216,339	$ 321,353	$272,726	$421,583

Net Interest and Dividend Income (Loss)	$(22,850)	$6,755	$(9,108)	$46,110	$3,890	$(38,249)	$ 40,892	$(31,470)	$47,647

(l)   This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n) This adjustment removes the total segment amount of Realized Principal Investment Income.

(o) This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p) This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23

GAAP Shares of Common Stock Outstanding	708,995,155	710,276,923	712,794,968	713,551,859	718,442,863

Unvested Participating Common Shares	32,557,230	32,376,835	33,121,860	44,596,669	39,338,248

Total Participating Common Shares	741,552,385	742,653,758	745,916,828	758,148,528	757,781,111

Participating Partnership Units	464,951,386	463,758,383	462,366,799	461,135,682	459,651,045

Distributable Earnings Shares Outstanding	1,206,503,771	1,206,412,141	1,208,283,627	1,219,284,210	1,217,432,156

Disclosure of Weighted-Average Shares Common Stock Outstanding

	QTD					YTD		LTM

	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	742,345,646	742,742,919	746,064,922	758,479,943	757,958,602	739,963,370	754,211,390	736,556,059	751,320,701

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	149,886	186,808	579,007	68,305	87,494	308,877	244,936	323,171	230,404

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	742,495,532	742,929,727	746,643,929	758,548,248	758,046,096	740,272,247	754,456,326	736,879,230	751,551,105

GAAP Shares of Common Stock Outstanding and Total GAAP Weighted-Average Shares of Common Stock Outstanding – Basic for 3Q’22 include the effect of share repurchases that were initiated before quarter end but where the shares were not retired until after quarter end.	Blackstone | 29

BLACKSTONE’S THIRD QUARTER 2023 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23

Assets

Cash and Cash Equivalents	$3,480,003	$4,252,003	$2,830,971	$3,280,204	$2,971,614

Cash Held by Blackstone Funds and Other	94,358	241,712	190,322	215,444	138,181

Investments	26,256,148	27,553,251	26,985,951	27,048,621	27,339,857

Accounts Receivable	835,529	462,904	924,934	664,028	693,786

Due from Affiliates	4,029,490	4,146,707	4,099,765	4,294,437	4,398,333

Intangible Assets, Net	232,096	217,287	230,295	219,221	210,210

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	785,794	800,458	833,232	905,454	972,069

Right-of-Use Assets	887,832	896,981	894,067	888,190	864,691

Deferred Tax Assets	1,767,869	2,062,722	2,206,700	2,176,983	2,184,880

Total Assets	$40,259,321	$42,524,227	$41,086,439	$41,582,784	$41,663,823

Liabilities and Equity

Loans Payable	$9,263,080	$12,349,584	$12,311,469	$12,299,855	$12,111,377

Due to Affiliates	2,060,891	2,118,481	1,974,182	2,092,837	2,188,224

Accrued Compensation and Benefits	6,732,507	6,101,801	5,470,773	5,685,879	5,983,137

Operating Lease Liabilities	985,632	1,021,454	1,016,808	1,013,813	981,616

Accounts Payable, Accrued Expenses and Other Liabilities	1,481,826	1,251,840	1,599,382	1,399,921	1,588,748

Total Liabilities	20,523,936	22,843,160	22,372,614	22,492,305	22,853,102

Redeemable Non-Controlling Interests in Consolidated Entities	1,344,188	1,715,006	1,644,697	1,626,349	1,349,060

Equity

Common Stock, $0.00001 par value (718,442,863 shares issued and outstanding as of September 30, 2023)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2023)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2023)	-	-	-	-	-

Additional Paid-in-Capital	5,791,006	5,935,273	5,957,054	6,076,367	6,057,065

Retained Earnings	1,869,463	1,748,106	1,156,109	1,160,278	1,114,009

Accumulated Other Comprehensive Loss	(74,800)	(27,475)	(22,333)	(17,205)	(38,258)

Non-Controlling Interests in Consolidated Entities	5,357,148	5,056,480	5,058,090	5,174,961	5,174,473

Non-Controlling Interests in Blackstone Holdings	5,448,373	5,253,670	4,920,201	5,069,722	5,154,365

Total Equity	18,391,197	17,966,061	17,069,128	17,464,130	17,461,661

Total Liabilities and Equity	$40,259,321	$42,524,227	$41,086,439	$41,582,784	$41,663,823

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23

Investments of Consolidated Blackstone Funds	$3,828,497	$5,136,967	$5,443,867	$5,490,773	$5,224,104

Equity Method Investments

Partnership Investments	5,566,645	5,530,420	5,598,552	5,585,603	5,588,222

Accrued Performance Allocations	12,938,888	12,360,682	11,517,750	11,496,244	11,606,901

Corporate Treasury Investments	799,016	1,053,540	958,632	707,079	763,515

Other Investments	3,123,102	3,471,642	3,467,150	3,768,922	4,157,115

Total GAAP Investments	26,256,148	27,553,251	26,985,951	27,048,621	27,339,857

Accrued Performance Allocations - GAAP	$12,938,888	$12,360,682	$11,517,750	$11,496,244	$11,606,901

Impact of Consolidation (a)	2,412	-	-	-	-

Due from Affiliates - GAAP (b)	154,587	269,987	190,337	197,998	196,510

Less: Net Realized Performance Revenues (c)	(342,922)	(282,730)	(379,453)	(283,131)	(367,944)

Less: Accrued Performance Compensation - GAAP (d)	(5,693,325)	(5,512,796)	(4,956,515)	(4,941,915)	(5,000,253)

Net Accrued Performance Revenues	$7,059,640	$6,835,143	$6,372,119	$6,469,196	$6,435,214

Corporate Treasury and Other Investments - GAAP	$3,922,118	$4,525,181	$4,425,781	$4,476,001	$4,920,630

Impact of Consolidation (a)	697,317	588,355	488,785	429,718	433,466

Other Assets (e)	617,346	360,219	347,995	135,637	126,676

Other Liabilities (f)	(37,974)	(22,718)	(33,505)	(53,226)	(9,262)

Corporate Treasury and Other Investments - Deconsolidated (g)	$5,198,807	$5,451,037	$5,229,056	$4,988,130	$5,471,510

Partnership Investments - GAAP	$5,566,645	$5,530,420	$5,598,552	$5,585,603	$5,588,222

Impact of Consolidation (h)	(3,221,867)	(3,221,619)	(3,273,357)	(3,224,559)	(3,251,310)

GP/Fund Investments - Deconsolidated	$2,344,778	$2,308,801	$2,325,195	$2,361,044	$2,336,912

Loans Payable - GAAP	$9,263,080	$12,349,584	$12,311,469	$12,299,855	$12,111,377

Impact of Consolidation (i)	(30,627)	(1,450,000)	(1,742,452)	(1,714,235)	(1,589,649)

Outstanding Debt - Carrying Value	9,232,453	10,899,584	10,569,017	10,585,620	10,521,728

Unamortized Discount	127,947	141,416	98,783	136,163	132,838

Outstanding Debt (at par) - Deconsolidated	$9,360,400	$11,041,000	$10,667,800	$10,721,783	$10,654,566

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $4.1 billion as of September 30, 2023, which was comprised of $3.7 billion of liquid investments and $389 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

Management and Advisory Fees, Net

GAAP	$1,617,754	$1,648,438	$1,658,315	$1,709,370	$1,655,443	$4,654,877	$5,023,128	$6,114,425	$6,671,566

Segment Adjustment (a)	(6,184)	(7,347)	(5,928)	(6,184)	(1,603)	(13,022)	(13,715)	(16,350)	(21,062)

Total Segment	$1,611,570	$1,641,091	$1,652,387	$1,703,186	$1,653,840	$4,641,855	$5,009,413	$6,098,075	$6,650,504

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	110,776	210,264	142,876	153,077	158,801	314,863	454,754	451,317	665,018

Investment Income - Realized Performance Allocations	725,888	435,597	646,894	502,084	453,690	4,946,043	1,602,668	7,734,013	2,038,265

GAAP	$836,664	$645,861	$789,770	$655,161	$612,491	$5,260,906	$2,057,422	$8,185,330	$2,703,283

Total Segment

Less: Realized Performance Revenues	(469,009)	(472,745)	(641,526)	(388,423)	(337,940)	(3,988,593)	(1,367,889)	(5,179,967)	(1,840,634)

Segment Adjustment (b)	4,476	(408)	-	-	-	4,476	-	5,300	(408)

Total Segment	$372,131	$172,708	$148,244	$266,738	$274,551	$1,276,789	$689,533	$3,010,663	$862,241

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	600,273	626,990	716,285	737,017	700,268	1,942,790	2,153,570	2,518,822	2,780,560

Incentive Fees Compensation	50,355	71,261	63,281	64,227	65,432	136,737	192,940	186,086	264,201

Realized Performance Allocations Compensation	313,930	157,817	296,794	205,196	168,620	2,067,447	670,610	3,187,358	828,427

GAAP	$964,558	$856,068	$1,076,360	$1,006,440	$934,320	$4,146,974	$3,017,120	$5,892,266	$3,873,188

Total Segment

Less: Realized Performance Compensation	(206,224)	(161,779)	(296,024)	(178,370)	(133,995)	(1,652,318)	(608,389)	(2,101,619)	(770,168)

Less: Equity-Based Compensation - Fee Related Compensation	(187,873)	(192,141)	(265,154)	(246,445)	(252,928)	(580,029)	(764,527)	(742,685)	(956,668)

Less: Equity-Based Compensation - Performance Compensation	(2,324)	(2,563)	(2,980)	(3,310)	(2,688)	(7,357)	(8,978)	(9,290)	(11,541)

Segment Adjustment (c)	(9,869)	(18,962)	(3,231)	(9,507)	(4,786)	(57,118)	(17,524)	(80,486)	(36,486)

Total Segment	$558,268	$480,623	$508,971	$568,808	$539,923	$1,850,152	$1,617,702	$2,958,186	$2,098,325

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$270,369	$292,340	$273,394	$275,034	$279,186	$800,331	$827,614	$1,110,004	$1,119,954

Segment Adjustment (d)	(24,235)	(25,059)	(21,746)	(17,668)	(14,741)	(78,589)	(54,155)	(133,129)	(79,214)

Total Segment	$246,134	$267,281	$251,648	$257,366	$264,445	$721,742	$773,459	$976,875	$1,040,740

Realized Performance Revenues

GAAP

Incentive Fees	110,776	210,264	142,876	153,077	158,801	314,863	454,754	451,317	665,018

Investment Income - Realized Performance Allocations	725,888	435,597	646,894	502,084	453,690	4,946,043	1,602,668	7,734,013	2,038,265

GAAP	$836,664	$645,861	$789,770	$655,161	$612,491	$5,260,906	$2,057,422	$8,185,330	$2,703,283

Total Segment

Less: Fee Related Performance Revenues	(372,131)	(172,708)	(148,244)	(266,738)	(274,551)	(1,276,789)	(689,533)	(3,010,663)	(862,241)

Segment Adjustment (b)	4,476	(408)	-	-	-	4,476	-	5,300	(408)

Total Segment	$469,009	$472,745	$641,526	$388,423	$337,940	$3,988,593	$1,367,889	$5,179,967	$1,840,634

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS - (CONT’D)

	QTD					YTD		LTM

($ in thousands)	3Q’22	4Q’22	1Q’23	2Q’23	3Q’23	3Q’22	3Q’23	3Q’22	3Q’23

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$50,355	$71,261	$63,281	$64,227	$65,432	$136,737	$192,940	$186,086	$264,201

Realized Performance Allocations Compensation	313,930	157,817	296,794	205,196	168,620	2,067,447	670,610	3,187,358	828,427

GAAP	$364,285	$229,078	$360,075	$269,423	$234,052	$2,204,184	$863,550	$3,373,444	$1,092,628

Total Segment

Less: Fee Related Performance Compensation (e)	(155,737)	(64,736)	(61,071)	(87,743)	(97,369)	(544,509)	(246,183)	(1,262,535)	(310,919)

Less: Equity-Based Compensation - Performance Compensation	(2,324)	(2,563)	(2,980)	(3,310)	(2,688)	(7,357)	(8,978)	(9,290)	(11,541)

Total Segment	$206,224	$161,779	$296,024	$178,370	$133,995	$1,652,318	$608,389	$2,101,619	$770,168

Realized Principal Investment Income (Loss)

GAAP	$193,228	$106,834	$108,058	$54,835	$94,313	$743,493	$257,206	$914,803	$364,040

Segment Adjustment (f)	(53,463)	(50,947)	(64,367)	(62,296)	(38,813)	(403,124)	(165,476)	(498,966)	(216,423)

Total Segment	$139,765	$55,887	$43,691	$(7,461)	$55,500	$340,369	$91,730	$415,837	$147,617

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	52,420	102,632	90,485	148,505	109,133	168,980	348,123	232,146	450,755

Interest Expense	(80,507)	(100,329)	(104,441)	(108,096)	(110,599)	(216,896)	(323,136)	(273,446)	(423,465)

GAAP	$(28,087)	$2,303	$(13,956)	$40,409	$(1,466)	$(47,916)	$24,987	$(41,300)	$27,290

Segment Adjustment (g)	5,237	4,452	4,848	5,701	5,356	9,667	15,905	9,830	20,357

Total Segment	$(22,850)	$6,755	$(9,108)	$46,110	$3,890	$(38,249)	$40,892	$(31,470)	$47,647

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of amortization of transaction-related intangibles, (2) removal of certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

 Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s quarterly adjusted beginning period market values for the period.

▪	Results for the Secondaries business (also referred to as Strategic Partners) are reported on a three-month lag from the Secondaries’ fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Private Credit returns include mezzanine lending funds and middle market direct lending funds (including BXSL and BCRED), stressed/distressed strategies (including stressed/distressed funds and credit alpha strategies) and energy strategies. Liquid Credit returns include CLOs, closed-
ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which includes only BAAM-managed commingled and customized multi-manager funds and accounts and does not include BAAM’s liquid solutions group, seeding, GP stakes, special situations, and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS
Composite does not represent the performance of an actual fund or account.

 Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Hedge Fund Solutions, which were
$761 million, $988 million, $369 million, and $219 million, respectively, as of September 30, 2023. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 34

NOTES – (CONT’D)

 Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax
expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and
certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $106 million for 3Q’23 and $324 million for 3Q’23 YTD.

Blackstone | 35

DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest
Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on
Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-
based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of
Income (Loss) Before Provision (Benefit) for Taxes.

Blackstone | 36

DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to
(a) remove the amortization of transaction-related intangibles, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2023, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. In 3Q’23 the increase to Realized
Performance Compensation was less than the decrease to Fee Related Compensation, which favorably impacted Distributable Earnings for the quarter. On a year-to-date basis, the increase to Realized Performance Compensation was greater than the decrease to Fee Related
Compensation, which negatively impacted Distributable Earnings. These changes to Performance Compensation and Fee Related
Compensation are not expected to impact Distributable Earnings for the full year. These changes had an impact on individual quarters in
2022 but did not impact Income Before Provision (Benefit) for Taxes and Distributable Earnings for the year ended December 31, 2022.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

Blackstone | 37

DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

Blackstone | 38

FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Blackstone | 39